PULMATRIX Corporate Overview Exhibit 99.1

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would,” and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the “Company”), is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data. CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR0200 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates’ safety or efficacy. Safe Harbor

PULM (NASDAQ) Investment Highlights * Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis Proprietary iSPERSE platform technology to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics A scalable platform with application across drug classes and dry-powder delivery devices creates broad potential for pipeline development and strategic partnership 50-50 Cipla partnership on Pulmazole anti-fungal program in Allergic Bronchopulmonary Aspergillosis with ~$1.5 B net revenue potential* J&J PUR1800 partnership with out-license option for NSKI portfolio to the J&J Lung Cancer Initiative for worldwide development and commercialization Positive cash balance projected through Pulmazole Phase 2 and PUR1800 Phase 1b data readouts anticipated in 4Q 2020 iSPERSE enabled 505(b)(2) programs targeting significant unmet need in neurology and respiratory disease

Partnership Validates Pulmazole Development Plan and Potential of iSPERSE Technology Platform Cipla Partnership: Expanding Global Opportunities for Pulmazole Partnership Cipla Technologies $22M up-front payment, combined with funds raised by Pulmatrix should fully fund the company beyond the Pulmazole Ph2 study data Cipla is India’s 2nd largest pharmaceutical company with global presence in over 130 countries, over 35 manufacturing facilities and a vast network for direct commercialization and strategic alliances Equal sharing of future Pulmazole development and commercialization costs and worldwide free cash flows (profit) Cipla Technologies, a Cipla wholly owned subsidiary, was incorporated in 2018 to develop and commercialize branded products with a respiratory and neurology focus

Partnership Further Validates iSPERSE Technology and Opens Global Opportunity in Lung Cancer J&J Partnership: Global Lung Cancer Partnership Opportunity Partnership Johnson & Johnson $7.2M up-front payment plus a $2M milestone payment upon completion of Ph1b clinical study Johnson & Johnson is the world’s largest healthcare company with over 130,000 employees and 130 years of existence Following J&J execute of option for NSKI portfolio, Pulmatrix would receive from J&J up to $91M in milestones (option execution, commercial and development milestones) plus low single digit royalties Johnson & Johnson Innovation funds a Lung Cancer Center at Boston University Medical Center, led by Avrum Spira, M.D., Global Head, Lung Cancer Initiative – Johnson & Johnson

Robust Pipeline with Projected Significant Value Catalysts

Product Pipeline	Indication	2019	2020	2021
Pulmazole* *Anti-fungal* *(Cipla 50-50)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	Ph2	Ph2	Ph2 Data Anticipated
PUR1800** *NSKI* *(J&J License Option)*	Lung Cancer	CMC	CMC / Ph1b	Ph1b Data Anticipated
PUR3000 **PUR4000**	Neurology Respiratory		Pre-Clinical	One Ph1 Ready Asset Anticipated in 2021

Pulmatrix Growth Strategy is Based on FIVE Core Value Drivers

1. Two clinical readouts expected in 2020
2. Global Pulmazole partnership and revenue share with Cipla Technologies
3. J&J PUR1800 partnership with out-licensing option for NSKI portfolio
4. New iSPERSE enabled inhaled 505(b)(2) opportunities in development
5. Multiple parties engaged in potential additional iSPERSE technology driven partnerships

PULMATRIX

* 50-50 partnership with Cipla Technologies, wholly owned subsidiary of Cipla
** Johnson & Johnson R&D collaboration with option for out-license

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Leadership Team Management Board of Directors Ted Raad CEO & Director Michael Lipp, PhD Chemistry Manufacturing & Controls Strategy Michelle Siegert VP Finance Dr. Rusty Clayton Head of Clinical Development Mark Iwicki Chairman Amit Munshi Director Matthew Sherman Director Rick Batycky Director Michael Higgins Director Steve Gillis, PhD Director

iSPERSE Small Dense and Dispersible

iSPERSE Platform

Small, Dense & Dispersible Particles Designed for Highly Efficient Respiratory Delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery



Large Porous Particle (ARCUS®)



Small Porous Particle (PulmoSphere™)



1μm **iSPERSE**

PULMATRiX

Sources: D Singh et al., *Br J Clin Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

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iSPERSE Enables Product Development Not Possible with Conventional Technologies Dry Powder Formulation of Biologics and Macromolecules Proteins, Peptides and Nucleic Acids for Lung Delivery Small Molecule APIs with Challenging Physical/Chemical Attributes Amorphous or Crystalline API APIs Limited by Predicted Efficacious Dose Inhaled Antibiotics > 30mg; Small Molecules > 1mg Control of Pulmonary and Systemic Exposure Manipulation of PK Through Changes in Solid State

Pulmazole Inhaled Antifungal Cipla 50-50 Worldwide Development & Commercial Partnership Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Pulmazole Highlights * Research: Clearview Analysis Potential to Expand and Shift Inhaled Antifungal Use to First Line Treatment in ABPA Worldwide 50-50 co-development and revenue share Pulmazole partnership with Cipla Technologies represents ~$1.5B peak net revenue opportunity in U.S. alone * iSPERSE enables itraconazole delivery to the lung, resulting in Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment Pulmatrix funding projected through Ph2 proof of mechanism clinical study readout planned for 4Q 2020 Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Exaggerated Response of the Immune System to the Fungus *Aspergillus* in Patients with Asthma and Cystic Fibrosis

~1.5% of Adult Patients with Asthma (~300K U.S. / ~5MM Global) Suffer from ABPA. ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis

Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

Healthy Lung


L

Diseased Lung


R

Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death

PULMATRIX

Shah. *Allergy Asthma Immunol Res.* 2016;8(4):282; Tracy, J Fungi 2016;2:17; Agarwal, *Clinical & Experimental Allergy*. 2013;43, 850-873; Patterson. *Proc Am Thorac Soc.* 2010;7:237; Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

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Significant Unmet Need Exists in ABPA

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility



Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance
Variable and Poor PK
Drug to Drug Interactions
Fatigue

Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRiX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract*., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

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Pulmazole: Potential to Change Standard of Care for ABPA

Ph1/1b Study Successfully Met All Endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days

~100–400

Fold Lower

Plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRIX

Source: ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

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Pulmazole Development Plan Builds Upon Clinical Precedent of Sporanox Improvement of FEV_1 in ABPA

Pulmazole is Anticipated to Improve Upon Sporanox Outcomes Demonstrated in Clinical Literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Sporanox Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b/3 study designs
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral Sporanox given the Ph1/1b results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRiX

Source: Stevens. *NEJM.* 2000;342(11):757; Wark. *J Allergy Clin Immuno.* 2003;111; 952; Agarwal *Chest* 2018; doi: 10.1016/j.chest.2018.01.005

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Patient Profile (M/F, ages 18–65) with confirmed/stable asthma and ABPA Placebo Pulmazole (10 mg) Pulmazole (20 mg) Pulmazole (35 mg) Endpoints Safety Tolerability Pulmonary Function Biomarkers 28-day Safety, Tolerability, Pulmonary Function and Biomarker Study in Patients with Asthma and ABPA Phase 2 Study Underway is Expected to Support Proof of Mechanism in Patients with Asthma-ABPA Primary Endpoint Safety & tolerability Biomarkers Other Endpoints Pulmonary function (FEV1) Plasma and sputum PK Sputum and plasma eosinophils Serum IgE IgE and IgG (specific to A. fumigatus antigens) plasma concentrations Aspergillus burden in sputum Disease control (ACQ-6) FeNO 3Q–2019 4Q–2019 1Q–2020 2Q–2020 3Q–2020 4Q–2020 Upcoming Milestones Randomized, Double-blind, Placebo Controlled Study (1:1 Randomization; N=16 Per Arm) Phase 2 Start Phase 2 Data Anticipated Patients

Potential Ph3 Study Design Pending Ph2 Results and FDA Feedback Phase 3 Trial Powered to Show FEV1 Improvement * Final dose selection to be determined Primary Endpoint FEV1 Secondary Endpoints Disease control (ACQ-6) Combined Asthma and ABPA exacerbations (frequency/timing) Steroid use Biomarkers Sputum/plasma eosinophils Serum IgE IgE and IgG (specific to A. fumigatus antigens) plasma concentrations Aspergillus burden in sputum FeNO Randomized, Double-blind, Placebo Controlled Study (N=120 Per Arm). 16 Weeks Dosing with 16 Weeks Follow-up Patient Profile Patients (M/F, ages 18–65) with moderate-to-severe confirmed/stable asthma and ABPA Final doses to be determined following Ph2 and 6-month non-clinical toxicology Placebo Pulmazole (10 mg)* Pulmazole (20 mg)* Endpoints FEV1 Exacerbations PFT/Biomarkers Disease Control QOL ABPA Patients

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

Anticipated 1st Line Use Drives Pulmazole's ~$1.5B U.S. Peak Net Revenue Forecast

1st Line Antifungal Usage May More than Double



30%
80%
Current Use of Antifungal 1st Line
Current Use of Antifungal 2nd Line



~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access*, and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics**

Xolair Omalizumab

Xolair Annual Price: ~$40K

Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Nucala

Nucala Annual Price: ~$35K

Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

TOBI Podhaler

Tobi Podhaler Annual Price: ~$40K

TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

CINQAIR (reslizumab) Injection 100 mg/10 mL

Cinqair Annual Price: ~$25K

Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; ** Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

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PUR1800 Inhaled p38, Syk, Src Kinase Inhibitor with Potential for Lung Cancer Reformulation of Janssen’s RV1162 Narrow Spectrum Kinase Inhibitor (NSKI)

IND Ready with Potential to Address Significant Unmet Need in Lung Cancer PUR1800 Highlights (iSPERSE Enabled RV1162) Enabled by iSPERSE lung delivery, the PUR1800 mechanism of action has potential to address significant unmet need in lung cancer Pulmatrix PUR1800 Phase 1b study results, bridging lactose to iSPERSE formulation, will be a key consideration for potential J&J execution of licensing option In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients In addition to $7.2M up-front and $2M Ph1b milestone, J&J deal represents up to $91M in additional option and milestone payments plus low single digit royalties In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation PUR1800 – the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold lung exposure of the RV1162 lactose blend’s “effective dose” while improving safety margins

Narrow Spectrum Kinase Inhibitors (NSKI)

Block Steroid Resistant Inflammation & Lung Remodeling Processes



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Neutrophil
Eosinophil
Injury
TLRs
ROS
TLRs
Cytokine Receptors
Syk
Src
p38
Growth Factors
Cytokines
Cytokines
Lymphocyte
Growth Factors
Macrophage
PUR1800
(p38/Src/Syk)

Three Primary Benefits

1 **Treat Steroid-Resistant Inflammation**

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2 **Treat Inflammation from Infections**

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3 **Treat Airway Remodeling**

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRiX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol.* 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci.* 2013; 70(17):3199-210

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PUR1800 iSPERSE Formulation Overcame the Limitations of RV1162 in Lactose Blend Formulation



Micronized RV1162

iSPERSE

Particle Engineering



PUR1800 – GLP Tox Formulation

- Janssen engaged Pulmatrix to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation
- Janssen exited respiratory and licensed RV1162 and other NSKI to Pulmatrix given iSPERSE ability to enable further clinical development
- PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study

PULMATRIX

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First in Human Study of RV1162 (NSKI)

Positive Study Results and Opportunity for iSPERSE Enablement of Further Clinical Development Resulted in Pulmatrix License of RV1162 and NSKI Portfolio

RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
20
15
10
5
0
Sc
d12
Sc
d12
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
Sputum neutrophils
(Log x10^6 cells/g sputum)
3
2
1
0
-1
-2
Sc
d12
Sc
d12
Placebo
RV1162

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

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28-Day GLP Toxicology Study* Resulted in PUR1800 Improved Safety Margins Relative to RV1162

iSPERSE Enabled Higher LUNG Dosing and Potentially Longer-Term Dosing with PUR1800

PUR1800 Results

500 µg Nominal Dose ▶ **~300 µg Lung Dose**

Dose proportional systemic exposure
Reduced potential for lung drug accumulation
No noteworthy clinical signs

Janssen RV1162 Lactose Blend Data

500 µg Nominal Dose Resulted in ~125 µg Lung Dose

Observations

- **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~3X lung dose than RV1162**
- **Improved physical and chemical stability of PUR1800 vs. RV1162**
- **Low drug accumulation indicates potential for longer term dosing**

PULMATRIX

* Data on file

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Q1–2020 Q2–2020 Q3–2020 Q4–2020 Upcoming Milestones 225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition) Placebo PUR1800 (500 µg) PUR1800 (500 µg) Phase 1b: Safety Study Bridging from Lactose to iSPERSE Formulation PUR1800 Phase 1b Trial in Stable COPD Endpoints Safety & Tolerability Pulmonary function (FEV1) days 1, 7 and 14 Systemic and sputum pharmacokinetics days 1, 7 and 14 Target engagement and efficacy pharmacodynamics days 1, 7 and 14 PUR1800 (250 µg) Placebo PUR1800 (250 µg) Placebo PUR1800 (500 µg) PUR1800 (250 µg) Stable COPD Patients 15 patients Randomized to 1st dose Randomized, Double-blind, 3-way Crossover Study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 Days of Daily Dosing, with 28-day Crossover and 28-day Follow-up Phase 1b Trial Start Anticipated Phase 1b Data Anticipated

New Therapies Under Evaluation

Pulmatrix Prioritized Two 505(b)(2) Opportunities for Pre-Clinical Development with Goal of Delivering One Ph1 Ready Asset in 2021

iSPERSE Enabled Development Opportunities Prioritized in Neurology and Respiratory Disease

Initial Product Identification → Top 100 Drugs by Sales → Pulmonary Indications → CNS Indications with Need for Rapid Onset → Poor Oral Bioavailability with Associated Toxicity

iSPERSE Opportunities

Strengthen Inhaled Pulmonary Portfolio	Pulmonary Administration for Systemic Delivery	Pulmonary Delivery of Macromolecules
• Local delivery of poorly bioavailable orals and/or high GI toxic drugs • Potential for accelerated development, market exclusivity for orphan indications	• Improve onset of action • Lung cancer combines value of local delivery with systemic delivery targeting metastases	• Partnership with companies in need of pulmonary delivery technology • Potential for broad partnership for future lung targeting RNAi therapies
4 505(b)(2) pipeline opportunities identified	**4** 505(b)(2) pipeline opportunities identified	**Several** iSPERSE technology partnership opportunities identified
PUR4000 505(b)(2) Respiratory Product Prioritized for Pre-clinical	**PUR3000 505(b)(2) Neurology Product Prioritized for Pre-clinical**	**Several Companies Targeted for Partner Funded iSPERSE Technology Partnerships**

PULMATRIX

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PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system. Our initial focus is on respiratory diseases. Our Mission

Appendix

Glossary of Terms 505(b)(2) FDA Regulatory Pathway for Drug Approval ABPA Allergic Bronchopulmonary Aspergillosis ACQ-6 Asthma Control Questionnaire 6 BAL Bronchoalveolar Lavage CMC Chemistry Manufacturing and Controls COPD Chronic Obstructive Pulmonary Disease FeNO Fractional Exhaled Nitric Oxide FEV1 Forced Expiratory Volume in 1 Second GI Gastrointestinal GLP Good Laboratory Practice HNV Healthy Normal Volunteers ICS Inhaled Corticosteroid IDSA Infectious Disease Society of America IgE Immunoglobulin E Antibodies IgG Immunoglobulin G Antibodies IND Investigational New Drug IP Intellectual Property LPS Lipopolysaccharide MAD Multiple Ascending Dose MAPK Mitogen-Activated Protein Kinases NSKI Narrow Spectrum Kinase Inhibitor PD Pharmacodynamics PK Pharmacokinetics POM Proof of Mechanism Pulmazole PUR1900 SAD Single Ascending Dose SOC Standard of Care Sporanox Oral Itraconazole 200mg